EXHIBIT 99.1

Greg Kidd to Acquire Controlling Interest in Know Labs and Introduce Bitcoin Treasury Strategy

SEATTLE, WA, June 6, 2025, Know Labs, Inc. (NYSE American: KNW (“Know Labs” or the “Company”), a technology innovator specializing in non-invasive health monitoring solutions, today announced that it has entered into an agreement with Goldeneye 1995 LLC (“Buyer”), an affiliate of fintech investor, entrepreneur, and former Ripple Chief Risk Officer, Greg Kidd, to acquire a controlling interest in the Company. Upon the closing of the transaction, Mr. Kidd will become Chief Executive Officer and Chairman of the Board of Directors of the Company.

Under the terms of the agreement, the Buyer will acquire that number of shares of the Company’s common stock obtained by dividing (i) the sum of 1,000 Bitcoin and a cash sum to retire existing debt, redeem outstanding preferred equity and provide additional working capital, by (ii) the per share purchase price of $0.335.  The Bitcoin will be employed by the Company’s treasury strategy, providing investors with significant economic exposure to this highly attractive digital asset.

“I’m thrilled to deploy a Bitcoin treasury strategy with the support of a forward-looking organization like Know Labs at a time when market and regulatory conditions are particularly favorable,” said Mr. Kidd. “We believe this approach will generate sustainable growth and long-term shareholder value.”  Mr. Kidd and his team bring deep expertise in digital assets and, with this deal, will transition their existing Bitcoin yield generation strategy to the public markets.

When the Bitcoin holdings become the principal component of the Company’s balance sheet, management will use the multiple of net asset value (“mNAV”) metric to measure the premium (or discount) investors ascribe to the Company’s market valuation relative to its Bitcoin holdings. Given a market capitalization of $128 million, the implied entry mNAV multiple is equivalent to 1.22x and the Bitcoin holdings represent 82% of the market capitalization (assuming a price of $105,000 per Bitcoin) at closing.

Founder Ron Erickson will serve as President of a new division that will retain a team of scientists to continue the Company’s proprietary diagnostic research. Upon the closing of the transaction, Mr. Erickson will become Vice Chairman of the Board.  “Partnering with Greg Kidd marks a pivotal next chapter for Know Labs,” said Mr. Erickson. “We look forward to continuing our research in non-invasive medical technology. Greg’s visionary leadership positions Know Labs for a bold future.”

The transaction, which was unanimously approved by the Know Labs Board of Directors, is expected to close in the third quarter of 2025, following the receipt of shareholder approval and the satisfaction of customary closing conditions.

1

Advisors

Cohen & Company Capital Markets (“CCM”), a division of J.V.B. Financial Group, LLC is serving as exclusive financial advisor and Lowenstein Sandler LLP is acting as legal advisor to the Buyer. Sichenzia Ross Ference Carmel LLP is acting as legal advisor to the Company.

About Greg Kidd

Greg Kidd is co-founder and CEO of Hard Yaka, a venture capital firm, and the majority shareholder of OCC-chartered Vast Bank. As an investor, Greg provided first money at Twitter, Square (Block), Coinbase, Robinhood, and Solana. Other early investments include Ripple, Uphold, and Brave. After working at consulting firm Booz Allen Hamilton, he took his first company public on the NASDAQ in the 1990s. He later served in the payments division of the Federal Reserve and as a director at Promontory Financial Group. Greg also served as Chief Risk Officer at Ripple. Greg graduated from Brown University and earned an MBA from Yale University and an MPA in public policy from Harvard’s Kennedy School. Greg Kidd was a nonpartisan 2024 candidate for Congress in Nevada's 2nd District.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose common shares trade on the NYSE American Exchange under the stock symbol “KNW.” The Company’s platform technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of the technology will be in a product marketed as a non-invasive glucose monitor. The device will provide the user with accessible and affordable real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration clearance prior to its introduction to the market. Other products, based upon the Company’s technology may not require such FDA approval.

Important Information and Where to Find it

This communication relates to a proposed transaction between the Company and Buyer. In connection with this proposed transaction, the Company will file a Current Report on Form 8-K with further information regarding the terms and conditions contained in the definitive transaction agreements and a proxy statement on Schedule 14A or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF KNOW LABS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.knowlabs.co/ or by contacting the Company’s primary investor relations contact by email at ask@knowlabs.com or by phone at (206) 903-1351.

2

Participants in Solicitation

Know Labs, its respective directors and certain of its respective executive officers, Buyer and Mr. Kidd may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Know Labs, their ownership of its common stock, and  transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, which was filed with the SEC on November 14, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424014480/knwn_10k.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions”, which was filed with the SEC on August 12, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424010344/knwn_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the current intent, beliefs, expectations and assumptions of the Company, its directors or its officers regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of its control.  The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. No forward-looking statement is a guarantee of future performance.  Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s  actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of Bitcoin and any associated unrealized gains or losses on digital assets that the Company may incur as a result of a decrease in the market price of Bitcoin below the value at which the Company’s Bitcoin are carried on its balance sheet; (ii) the effect of and uncertainties related the ongoing volatility in interest rates; (iii) the Company’s  ability to achieve and maintain profitability in the future; (iv) the timing to consummate the proposed transaction, (v) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; (vi) the impact  of the regulatory environment on the Company’s business and complexities with compliance related to such environment including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company’s Bitcoin holdings; (viii) the Company’s ability to respond to general economic conditions; (ix) the Company’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; (x) the Company’s  ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (xi) other risks and uncertainties more fully detailed in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and other reports filed with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are only made as of this date, and the Company undertakes no duty to update such information after the date of this announcement except as required under applicable law.

Greg Kidd Contact:

Alliance Advisors

irteamgk@allianceadvisors.com

Know Labs, Inc. Contact:

ask@knowlabs.com

Ph. (206) 903-1351

3